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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              September 18, 2000


                                FNB CORPORATION
            (Exact Name of Registrant as Specified in Its Chapter)



          Virginia                                   000-24141                           54-1791618
(State of other jurisdiction of               (Commission File Number)           (I.R.S. Employer Identification
 incorporation or organization)                                                               No.)


                           _________________________

                                105 Arbor Drive
                        Christiansburg, Virginia  24068
                    (Address of principal executive offices)
                        (Registrant's telephone number,
                     including area code):   (540-382-4951)


                           _________________________

         (Former name or former address, if changed since last report)
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Item 5.  Other Events

(a) As explained in the attached press release, FNB Corporation announced on September 19, 2000 that they have entered into an agreement to purchase the First Union National Bank branches located in Pearisburg and Wytheville, Virginia. The agreement is subject to approval by bank regulators and other standard conditions for transactions of this nature. FNB anticipate closing the transaction in the first quarter of 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FNB CORPORATION,
                                   REGISTRANT



Date:  September 21, 2000          By:  /s/  J. Daniel Hardy, Jr.
                                      ---------------------------
                                      J. Daniel Hardy, Jr.
                                      President and Chief Executive Officer

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